Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Hancock Fabrics, Inc. (the “Issuer”) on Form 10-Q for the period ended November 1, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert W. Driskell, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.
December 12, 2008

/s/ Robert W. Driskell
Robert W. Driskell
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)